[logo] M F S(R)                                              ANNUAL REPORT
INVESTMENT MANAGEMENT                                        SEPTEMBER 30, 2002

[graphic omitted]


                VERTEX(SM) INTERNATIONAL FUND



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

VERTEX(SM) INTERNATIONAL FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust XI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company,                Adjunct Professor in Entrepreneurship Emeritus;
Chief Executive Officer and Director                     CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director

KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company,                J. DALE SHERRATT (born 09/23/38) Trustee
Chief Investment Officer, President and Director         Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director

THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)               WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman


J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JOHN W. BALLEN (born 9/12/59) Trustee and                Executive Vice President and General Manager
President                                                (prior to September 2000)
Massachusetts Financial Services Company, Chief
Executive Officer                                        ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
and Director                                             Massachusetts Financial Services Company, Vice
                                                         President

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        JAMES O. YOST (born 06/12/60) Assistant Treasurer
Secretary and Assistant Clerk                            Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President and Associate General Counsel


STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Vertex Investment Management, Inc.,                      MFS Service Center, Inc.
a wholly owned subsidiary of                             P.O. Box 2281
Massachusetts Financial Services Company                 Boston, MA 02107-9906
500 Boylston Street
Boston, MA 02116-3741                                    For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
DISTRIBUTOR                                              8 p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time.
DIRECTOR OF CORE PORTFOLIO MANAGEMENT                    (To use this service, your phone must be equipped
David R. Mannheim+                                       with a Telecommunications Device for the Deaf).

CUSTODIAN                                                For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street, Boston MA 02110                     1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch- tone telephone.
The Chase Manhattan Bank
One Chase Manhattan Plaza                                WORLD WIDE WEB
New York, NY 10081                                       www.mfs.com

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ Vertex Investment Management, Inc.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended September 30, 2002, Class A shares of the fund provided a total return of -8.93%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a -15.26% return over the same period for the fund's benchmark, the Morgan Stanley Capital International
(MSCI) EAFE (Europe, Australasia, Far East) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

Approximately half of the fund is managed as a long fund based on the best ideas of MFS research analysts. The balance of the fund is managed as a long/ short portfolio and seeks to provide capital appreciation through three major types of holdings: long positions, short positions, and "pair trades." A pair trade combines two stocks in the same industry: a long position in a company that we think is a leader and a short position in a company that we feel is a laggard.

After a strong fourth-quarter rally in 2001, markets around the world experienced a strong downdraft that began in late winter of 2002 and continued through the end of the period. The earnings recovery that a majority of investors seemed to expect as the year began has failed to materialize; factors such as the ongoing recession in Japan and corporate accounting scandals in the United States have added to global markets' woes.

Although the portfolio did not escape this negative climate, performance was strong on a relative basis. In the long, "best ideas" part of the fund, results were helped by our overweighted positions in sectors that declined less than the overall market, such as basic materials and consumer staples. The latter sector included several of the fund's better-performing long positions, such as Diageo PLC, a beverage firm with some of the world's best-known brands of spirits, and Reckitt Benckiser PLC, the world's largest maker of household cleaning products.

In the long/short part of the fund, our short positions worked well in a falling market. A number of our pair trades also helped results -- for example, the combination of a long position in Syngenta, a Swiss agricultural chemical firm that dealt relatively well with the weak global economy, and a short position in Monsanto, a U.S. competitor that suffered from poor management of its receivables and a key product coming off patent. Another pair trade worked well in the pharmaceutical industry. We combined a short position in AstraZeneca, which we felt was overvalued, with a long position in GlaxoSmithKline, whose valuation we believed was more attractive.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Director of Core Portfolio Management

Note to shareholders: Effective June 7, 2002, the fund is managed by a committee of investment research analysts under the general supervision of David R. Mannheim.

The opinions expressed in this report are those of the Director of Core Portfolio Management and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of the fund in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2002. Index information is from January 1, 2001.)

                            Vertex International
                               Fund - Class A         MSCI EAFE Index
              "12/00"             $9,425                  $10,000
              "9/01"               9,925                    7,365
              "9/02"               9,038                    6,241

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2002

CLASS A
                                                          1 Year          Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           - 8.93%        - 4.10%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       - 8.93%        - 2.36%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**     -14.17%        - 5.60%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                          1 Year          Life*
-------------------------------------------------------------------------------
MSCI EAFE Index#                                         -15.26%        -23.61%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDUCTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolios may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset values. An investment in the portfolio is not a complete investment program.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those countries than is a portfolio that invests more broadly.

The portfolio may invest in structured notes and indexed securities, which may be more volatile, less liquid, and more difficult to accurately price than other fixed-income investments. These types of securities have a greater degree of market risk than other types of debt obligations.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- September 30, 2002

Stocks - 78.9%
----------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 77.9%
  Australia - 1.3%
    News Corp., Ltd. (Media)#                                                               515             $    9,914
    TABCORP Holdings, Ltd. (Gaming)#                                                        175                 11,172
                                                                                                            ----------
                                                                                                            $   21,086
----------------------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Alcan Aluminum, Ltd. (Metals - Aluminum)                                                400             $    9,901
    Encana Corp. (Oils)                                                                     790                 23,912
                                                                                                            ----------
                                                                                                            $   33,813
----------------------------------------------------------------------------------------------------------------------
  France - 7.5%
    Aventis S.A. (Pharmaceuticals)#                                                         500             $   26,275
    BNP Paribas S.A. (Banks and Credit Cos.)#                                               570                  9,289
    Clarins S.A. (Consumer Products)                                                        305                 10,093
    Renault S.A. (Automotive)                                                               230                  9,903
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                                                430                 24,232
    Total Fina Elf S.A., ADR (Oils)#                                                        248                 16,331
    Wavecom S.A. (Telecommunications)*#                                                     700                 22,400
                                                                                                            ----------
                                                                                                            $  118,523
----------------------------------------------------------------------------------------------------------------------
  Germany - 3.4%
    Bayerische Motoren Werke AG (Automotive)                                                730             $   23,443
    Fresenius AG, Preferred (Medical and Health Products)                                   310                  5,264
    Linde AG (Engineering)                                                                  210                  7,509
    Porsche AG (Automotive)                                                                  24                  9,720
    Schering AG (Pharmaceuticals)#                                                          150                  7,200
                                                                                                            ----------
                                                                                                            $   53,136
----------------------------------------------------------------------------------------------------------------------
  Hong Kong - 1.3%
    Dah Sing Financial Group (Banks and Credit Cos.)                                      4,800             $   20,740
----------------------------------------------------------------------------------------------------------------------
  India - 2.2%
    ICICI Ltd. (Financial Services)#                                                      5,750             $   34,442
----------------------------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Taro Pharmaceutical Industries, Ltd. (Pharmaceuticals)*#                                400             $   13,500
----------------------------------------------------------------------------------------------------------------------
  Japan - 16.7%
    Brother Industries, Ltd. (Electronics)                                                5,000             $   35,409
    Canon, Inc. (Special Products and Services)#                                            400                 12,748
    Fujisawa Pharmaceutical Co., Ltd. (Pharmaceuticals)                                   1,000                 20,539
    Honda Motor Co., Ltd., ADR (Automotive)#                                                860                 17,088
    Meiwa Estate Co., Ltd. (Real Estate)                                                  1,000                  8,610
    Nissan Motor Co., Ltd. (Automotive)                                                   7,000                 51,988
    Nissan Motor Co., Ltd., ADR (Automotive)#                                             1,300                 19,084
    Sega Corp. (Consumer Goods and Services)*#                                            2,600                 12,147
    Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                500                 16,554
    Shiseido Co., Ltd. (Consumer Goods and Services)#                                     1,100                 13,129
    Stanley Electric Co., Ltd. (Electronics)                                              1,000                 11,214
    Tokyo Gas Co., Ltd. (Gas)                                                             8,000                 23,398
    Tosoh Corp. (Chemicals)                                                               4,000                  8,577
    Uni-Charm Corp. (Consumer Goods and Services)                                           300                 11,683
                                                                                                            ----------
                                                                                                            $  262,168
----------------------------------------------------------------------------------------------------------------------
  Netherlands - 5.2%
    Akzo Nobel N.V. (Chemicals)                                                             310             $    9,983
    Akzo Nobel N.V., ADR (Chemicals)#                                                       320                 10,336
    Fortis (Banks and Credit Cos.)#                                                         970                 13,516
    Koninklijke (Royal) KPN N.V. (Telecommunications - Wireline)*#                        3,070                 15,565
    Unilever N.V., NY Shares (Consumer Products)#                                           350                 20,807
    VNU N.V., ADR (Publishing - Newspaper)#                                                 516                 11,989
                                                                                                            ----------
                                                                                                            $   82,196
----------------------------------------------------------------------------------------------------------------------
  New Zealand - 0.7%
    Telecom Corp. of New Zealand, Ltd. (Telecommunications - Wireline)#                     600             $   11,160
----------------------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Tandberg ASA (Telecommunications)*                                                      980             $    9,594
----------------------------------------------------------------------------------------------------------------------
  Singapore - 1.9%
    United Overseas Bank, Ltd. (Banks and Credit Cos.)                                    3,000             $   20,089
    United Overseas Bank, Ltd., ADR (Banks and Credit Cos.)#                                725                  9,709
                                                                                                            ----------
                                                                                                            $   29,798
----------------------------------------------------------------------------------------------------------------------
  South Africa - 0.7%
    Impala Platinum Holdings, Ltd. (Minerals)                                               200             $   10,658
----------------------------------------------------------------------------------------------------------------------
  South Korea - 0.8%
    SK Telecom Co., Ltd., ADR (Telecom - Wireless)#                                         628             $   13,332
----------------------------------------------------------------------------------------------------------------------
  Spain - 3.0%
    Industria de Diseno Textil, S.A. (Retail)                                             1,630             $   33,008
    Telefonica S.A., ADR (Telecommunications)#                                              633                 14,141
                                                                                                            ----------
                                                                                                            $   47,149
----------------------------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Alfa Laval AB (Special Products and Services)*                                        1,400             $   11,633
----------------------------------------------------------------------------------------------------------------------
  Switzerland - 4.4%
    Converium Holding AG, ADR (Insurance)*#                                                 500             $   10,750
    Syngenta AG, ADR (Chemicals)#                                                         4,150                 44,820
    UBS AG (Banks and Credit Cos.)*#                                                        340                 13,940
                                                                                                            ----------
                                                                                                            $   69,510
----------------------------------------------------------------------------------------------------------------------
  United Kingdom - 24.4%
    Alliance & Leicester PLC (Banks and Credit Cos.)                                        930             $   11,467
    Aviva PLC (Insurance)*                                                                2,350                 13,187
    BHP Billiton PLC (Metals and Mining)#                                                 1,100                 10,206
    BP Amoco PLC, ADR (Oils)#                                                               750                 29,925
    British Sky Broadcast Group PLC (Broadcasting)*#                                        221                 10,687
    Carlton Communications PLC (Broadcasting)*                                            2,800                  4,791
    Diageo PLC, ADR (Food and Beverage Products)#                                         1,225                 61,140
    GlaxoSmithKline PLC, ADR (Medical and Health Products)#                                 960                 36,893
    Hanson PLC (Building Materials)                                                       3,600                 17,857
    Intertek Testing Servicing PLC (Special Products and Services)*                         790                  4,911
    Lloyds TSB Group PLC (Banks and Credit Cos.)#                                           375                 11,344
    Lonmin PLC (Metals and Minerals)#                                                     2,184                 29,142
    National Grid Group PLC (Utilities - Electric)#                                         252                  8,971
    Next PLC (Retail)                                                                     1,400                 20,415
    Reckitt Benckiser PLC (Consumer Goods and Services)*                                    680                 12,809
    Reed Elsevier PLC (Publishing)#                                                         625                 22,031
    Reed Executive PLC (Business Services)                                                7,300                 13,407
    Rio Tinto PLC (Mining)#                                                                 200                 13,160
    Royal Bank of Scotland Group PLC (Banks and Credit Cos.)*                             1,330                 25,052
    Standard Chartered PLC (Banks and Credit Cos.)*                                       1,100                 11,310
    Vodafone Group PLC (Telecom - Wireless)#                                              1,220                 15,653
                                                                                                            ----------
                                                                                                            $  384,358
----------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                        $1,226,796
----------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.0%
    Sabre Holdings Corp. (Business Services)*#                                              810             $   15,674
----------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,381,230)                                                             $1,242,470
----------------------------------------------------------------------------------------------------------------------

Securities Sold Short - (22.5)%
----------------------------------------------------------------------------------------------------------------------
Foreign Stocks - (20.0)%
  Finland - (0.7)%
    Stora Enso Oyj (Paper and Related Products)                                          (1,100)            $  (10,387)
----------------------------------------------------------------------------------------------------------------------
  France - (1.8)%
    France Telecom S.A. (Telecommunications)                                               (770)            $   (5,374)
    LVMH Moet Hennessy Louis Vuitton S.A. (Consumer Goods)                                 (435)               (15,856)
    PSA Peugeot Citroen (Automotive)                                                       (210)                (7,760)
                                                                                                            ----------
                                                                                                            $  (28,990)
----------------------------------------------------------------------------------------------------------------------
  Germany - (4.5)%
    BASF AG (Chemicals)                                                                  (1,000)            $  (35,462)
    DaimlerChrysler AG (Automobiles)                                                       (800)               (26,789)
    Fresenius AG (Medical and Health Products)                                             (180)                (3,906)
    Siemens AG (Electronics)                                                               (160)                (5,374)
                                                                                                            ----------
                                                                                                            $  (71,531)
----------------------------------------------------------------------------------------------------------------------
  Israel - (0.8)%
    Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)                                 (180)            $  (12,060)
----------------------------------------------------------------------------------------------------------------------
  Italy - (0.5)%
    Fiat S.p.A (Automotive)                                                                (800)            $   (7,744)
----------------------------------------------------------------------------------------------------------------------
  Japan - (2.3)%
    Murata Manufacturing Co., Ltd. (Electronics)                                           (400)            $  (20,375)
    The Furukawa Electric Co., Ltd. (Electronics)                                        (7,000)               (15,930)
                                                                                                            ----------
                                                                                                            $  (36,305)
----------------------------------------------------------------------------------------------------------------------
  Singapore - (1.5)%
    Creative Technology, Ltd. (Electronics)                                              (3,600)            $  (23,472)
----------------------------------------------------------------------------------------------------------------------
  South Africa - (0.5)%
    Anglo American Platinum Corp., Ltd. (Metals and Mining)                                (250)            $   (8,419)
----------------------------------------------------------------------------------------------------------------------
  Spain - (1.0)%
    Amadeus Global Travel Distribution S.A. (Business Services)                          (3,700)            $  (15,497)
----------------------------------------------------------------------------------------------------------------------
  United Kingdom - (6.4)%
    AstraZeneca PLC (Pharmaceuticals)                                                      (420)            $  (12,840)
    Debenhams PLC (Retail)*                                                              (4,300)               (15,524)
    Egg PLC (Financial Services)                                                        (18,000)               (36,731)
    Granada PLC (Broadcasting)*                                                          (5,300)                (5,595)
    Matalan PLC (Retail)                                                                 (5,800)               (14,134)
    Sainsbury J. PLC (Retail)*                                                           (3,500)               (15,383)
                                                                                                            ----------
                                                                                                            $ (100,207)
----------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                        $ (314,612)
----------------------------------------------------------------------------------------------------------------------
U.S. Stocks - (2.5)%
    Martin Marietta Materials, Inc. (Building Materials)                                   (300)            $   (9,771)
    Right Management Consultants, Inc. (Business Services)*                                (800)               (19,712)
    Vulcan Materials Co. (Building Materials)                                              (300)               (10,848)
----------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                           $  (40,331)
----------------------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(489,505))                                                 $ (354,943)
----------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 43.6%                                                                      $  686,376
----------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                         $1,573,903
----------------------------------------------------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At
  September 30, 2002, the value of securities pledged for Vertex International Fund amounted to $660,557.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
                                                                         VERTEX
                                                                  INTERNATIONAL
SEPTEMBER 30, 2002                                                         FUND
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,381,230)                $1,242,470
  Cash                                                                  184,011
  Deposits with brokers for securities sold short                       478,384
  Receivable with brokers for securities sold short                      22,538
  Receivable for investments sold                                         3,348
  Receivable for fund shares sold                                           350
  Dividends and interest receivable                                       5,428
                                                                     ----------
      Total assets                                                   $1,936,529
                                                                     ----------
Liabilities:
  Payable to custodian                                               $        9
  Payable for dividends on securities sold short                          2,575
  Securities sold short, at value (proceeds received, $489,505)         354,943
  Payable for investments purchased                                       3,155
  Accrued expenses and other liabilities                                    225
  Accrued interest expense                                                1,719
                                                                     ----------
      Total liabilities                                              $  362,626
                                                                     ----------
Net assets                                                           $1,573,903
                                                                     ==========
Net assets consist of:
  Paid-in-capital                                                    $1,676,734
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                     (15,255)
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (87,576)
  Accumulated undistributed net investment income                          --
                                                                     ----------
      Net assets                                                     $1,573,903
                                                                     ==========
Class A shares:
  Net asset value per share
    (net assets of $1,573,903 / 165,655 shares of beneficial
      interest outstanding)                                            $ 9.50
                                                                       ======
  Offering price per share
    (100 / 94.25 of net asset value per share)                         $10.08
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
                                                                         VERTEX
                                                                  INTERNATIONAL
YEAR ENDED SEPTEMBER 30, 2002                                              FUND
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $   36,381
    Interest                                                             13,343
    Foreign taxes withheld                                               (3,112)
                                                                     ----------
      Total investment income                                        $   46,612
                                                                     ----------
  Expenses -
    Management fee                                                   $   59,919
    Trustees' compensation                                                  755
    Shareholder servicing agent fee                                       1,873
    Distribution and service fee (Class A)                                6,556
    Administrative fee                                                      179
    Auditing fees                                                        14,450
    Custodian fee                                                         6,538
    Registration fees                                                     4,743
    Legal fees                                                            4,124
    Printing                                                              2,568
    Postage                                                                  81
    Interest expense                                                        797
    Dividend expense on securities sold short                            14,438
    Miscellaneous                                                         4,873
                                                                     ----------
      Total expenses                                                 $  121,894
    Fees paid indirectly                                                    (34)
    Reduction of expenses by investment adviser and distributor         (78,513)
                                                                     ----------
      Net expenses                                                   $   43,347
                                                                     ----------
        Net investment income                                        $    3,265
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ (119,845)
    Securities sold short                                                47,095
    Foreign currency transactions                                        (5,152)
                                                                     ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $  (77,902)
                                                                     ----------
  Change in unrealized depreciation -
    Investments                                                      $  (17,916)
    Securities sold short                                               (73,532)
    Translation of assets and liabilities in foreign currencies          (8,781)
                                                                     ----------
      Net unrealized loss on investments                             $ (100,229)
                                                                     ----------
        Net realized and unrealized loss on investments and
          foreign currency                                           $ (178,131)
                                                                     ----------
          Decrease in net assets from operations                     $ (174,866)
                                                                     ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED              PERIOD ENDED
VERTEX INTERNATIONAL FUND                                                          SEPTEMBER 30, 2002       SEPTEMBER 30, 2001*
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                    $    3,265                $   12,568
  Net realized loss on investments and foreign currency transactions                          (77,902)                  (10,738)
  Net unrealized gain (loss) on investments and foreign currency translation                 (100,229)                   84,974
                                                                                           ----------                ----------
      Increase (decrease) in net assets from operations                                    $ (174,866)               $   86,804
                                                                                           ----------                ----------
Distributions declared to shareholders from net investment income
(Class A)
                                                                                           $  (16,933)               $     --
                                                                                           ----------                ----------
Net increase in net assets from fund share transactions                                    $   67,647                $1,611,251
                                                                                           ----------                ----------
      Total increase (decrease) in net assets                                              $ (124,152)               $1,698,055
                                                                                           ----------                ----------
Net assets:
  At beginning of period                                                                    1,698,055                      --
                                                                                           ----------                ----------
  At end of period (including accumulated net investment income of $0
    and $16,656, respectively)                                                             $1,573,903                $1,698,055
                                                                                           ==========                ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED             PERIOD ENDED
VERTEX INTERNATIONAL FUND                                             SEPTEMBER 30, 2002      SEPTEMBER 30, 2001*
-----------------------------------------------------------------------------------------------------------------
                                                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                             $10.54                   $10.00
                                                                                  ------                   ------
Income from investment operations# -
  Net investment income(S)                                                        $ 0.02                   $ 0.08
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                       (0.97)                    0.46
                                                                                  ------                   ------
      Total from investment operations                                            $(0.95)                  $ 0.54
                                                                                  ------                   ------
Less distributions declared to shareholders from net investment income            $(0.09)                  $ --
                                                                                  ------                   ------
Net asset value - end of period                                                   $ 9.50                   $10.54
                                                                                  ======                   ======
Total return(+)                                                                    (8.93)%                   5.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                                    2.32%                    2.48%+
  Net investment income                                                             0.17%                    1.09%+
Portfolio turnover                                                                   216%                     229%
Net assets at end of period (000 Omitted)                                         $1,574                   $1,698

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expense, exclusive of management and distribution and service fees at not more than 1.50% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss and ratios would have been:
        Net investment loss                                                       $(0.40)                  $(0.27)
        Ratios (to average net assets):
          Expenses##                                                                6.51%                    7.18%+
          Net investment loss                                                      (4.02)%                  (3.61)%+
   * For the period from the commencement of the fund's investment operations, December 29, 2000, through
     September 30, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Excluding dividend expense on securities sold short and interest expense, the ratio of expenses to average net assets was 1.51% and 1.54% for the year ended September 30, 2002 and period September 30, 2001, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Vertex International Fund (the fund) is a non-diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 35% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indexed Securities - The fund may invest in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the year ended September 30, 2002 and period ended September 30, 2001 were as follows:

                                    SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
-----------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                              $16,933                  $  --
  Long-term capital gain                          --                       --
                                               -------                  -----
Total distributions declared                   $16,933                  $  --
                                               =======                  =====

During the year ended September 30, 2002, accumulated undistributed net investment income decreased by $2,988, accumulated net realized loss on investments and foreign currency transactions decreased by $5,152, and paid-in capital decreased by $2,164 due to differences between book and tax accounting for net investment losses and foreign currency transactions. This change had no effect on the net assets or net asset value per share. At September 30, 2002, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting primarily due to differences in accounting for currency losses and net operating losses.

As of September 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

             Undistributed ordinary income                $   --
             Undistributed long-term capital gain             --
             Capital loss carryforward                     (32,313)
             Unrealized loss                               (20,397)
             Other temporary differences                   (50,121)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2009, ($10,445) and September 30, 2010 ($21,868).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Vertex Investment Management, Inc. (Vertex), a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), to provide overall investment advisory and administrative services, and general office facilities. The fund pays Vertex, at the end of each month, a base management fee of 2.00% per annum of the fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% of such fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far
East) Index for the Vertex International Fund. The maximum adjustment (up or down) for the fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by the fund during any fiscal year will be 0.00% and 4.00%, respectively. The investment adviser has voluntarily agreed to waive its fee for the fund, which is shown as a reduction of expenses on the Statements of Operations.

The Vertex International Fund has a temporary expense reimbursement agreement whereby Vertex has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay Vertex an expense reimbursement fee not greater than 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by Vertex in prior years. At September 30, 2002, aggregate unreimbursed expenses amounted to $39,228.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from Vertex. Certain officers and Trustees of the fund are officers or directors of Vertex, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc.
(MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees, which has no impact on the expenses of the fund. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                          0.0175%
              Next $2.5 billion                         0.0130%
              Next $2.5 billion                         0.0005%
              In excess of $7 billion                   0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not received any sales charges for the year ended September 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                           CLASS A
          --------------------------------------------------------
          Distribution Fee                                   0.10%
          Service Fee                                        0.25%
                                                             -----
          Total Distribution Plan                            0.35%

The distribution and services fees under Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of the fund during the year ended September 30, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,490,146 and $3,043,576, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $1,386,372
                                                                    ----------
Gross unrealized depreciation                                       $ (180,523)
Gross unrealized appreciation                                           36,621
                                                                    ----------
    Net unrealized depreciation                                     $ (143,902)
                                                                    ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                        YEAR ENDED SEPTEMBER 30, 2002        PERIOD ENDED SEPTEMBER 30, 2001*
                                        -----------------------------        --------------------------------
                                                  SHARES       AMOUNT                  SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                       45,775     $463,596                 161,116     $1,611,256
Shares issued to shareholders in
  reinvestment of distributions                    1,776       16,931                    --             --
Shares reacquired                                (43,011)    (412,880)                     (1)            (5)
                                                  ------     --------                 -------     ----------
    Net increase                                   4,540      $67,647                 161,115     $1,611,251
                                                  ======     ========                 =======     ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  September 30, 2001.

(6) Line of CreditThe Vertex International Fund participates in a $1.5 million committed secured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. The fund may borrow up to 50% of its net assets to invest in portfolio securities or for liquidity or defensive purposes. The loan is secured by assets of the fund. Interest is charged to the fund based on its borrowings, at a rate equal to the Overnight Federal Funds Rate plus 0.60% for the Vertex International Fund. In addition, a commitment fee based on the daily unused portion of the committed line of credit is charged to the fund at a rate of 0.09% per annum. During the period ended September 30, 2002, the maximum amounts outstanding, were as follows:

                                                                VERTEX
                                                    INTERNATIONAL FUND
        --------------------------------------------------------------
        Maximum Loan Outstanding                              $387,821
        Loan Outstanding at September 30, 2002                $  --

Interest expense and weighted average interest rate incurred on the borrowings for the period ended September 30, 2002, were as follows:

                                                                VERTEX
                                                    INTERNATIONAL FUND
        --------------------------------------------------------------
        Interest expense                                          $797
        Weighted average interest rate                           2.48%

(7) Change in Accounting PrincipleThe fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.



                 --------------------------------------------
             This report is prepared for the general information of
         shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current
                                   prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust XI and Shareholders of Vertex
International Fund:

We have audited the accompanying statement of assets and liabilities of Vertex International Fund (the Fund), including the portfolio of investments, as of September 30, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vertex International Fund at September 30, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG

Boston, Massachusetts
November 8, 2002

FEDERAL TAX INFORMATION (Unaudited)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

VERTEX(SM) INTERNATIONAL FUND

VERTEX(SM) INVESTMENT MANAGEMENT
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
Vertex investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                            VER-2-XI 11/02 200C